                        WASHINGTON BANCORP





                                                        September 15, 1997




Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Washington Bancorp, I cordially invite you to attend the second Annual Meeting of Stockholders. The meeting will be held at 4:30 p.m. on October 15, 1997 at the Company's office located at 102 East Main Street, Washington, Iowa.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of three directors and the ratification of the appointment of independent auditors.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Washington Bancorp additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                              Sincerely,




                              STAN CARLSON
                              President and Chief Executive Officer

                        WASHINGTON BANCORP
                       102 East Main Street
                     Washington, Iowa  52353
                          (319) 653-7256

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  To be Held on October 15, 1997


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Washington Bancorp (the "Company") will be held at the Company's office located at 102 East Main Street, Washington, Iowa at 4:30 p.m., Washington, Iowa time, on October 15, 1997.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

      1.  The election of three directors of the Company;

      2. The ratification of the appointment of McGladrey & Pullen, LLP as the auditors of the Company for the fiscal year ending
          June 30, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 5, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             Stan Carlson
                             President and Chief Executive Officer

Washington, Iowa
September 15, 1997

----------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE
EXPENSE OF
FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  A
SELF-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS
REQUIRED
IF MAILED WITHIN THE UNITED STATES.
-----------------------------------------------------------------------------

                         PROXY STATEMENT

                        WASHINGTON BANCORP
                       102 East Main Street
                     Washington, Iowa  52353
                          (319) 653-7256

                  ANNUAL MEETING OF STOCKHOLDERS
                         October 15, 1997

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Washington Bancorp (the "Company"), the parent company of Washington Federal Savings Bank ("Washington Federal" or the "Bank"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's office located at 102 East Main Street, Washington, Iowa on October 15, 1997, at 4:30 p.m., Washington, Iowa time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting, Proxy Card and this Proxy Statement are first being mailed to stockholders on or about September 15, 1997.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors and the appointment of McGladrey & Pullen, LLP as auditors for the Company.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the other proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes of the shares present or represented by proxy at the Meeting. The appointment of McGladrey & Pullen, LLP as auditors require the affirmative vote of a majority of the votes present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain and broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Washington Bancorp, 102 East Main Street, Washington, Iowa 52353.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business September 5, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 651,133 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Bank as a group.


                                                      Shares
                                                    Beneficially   Percent of
                Beneficial Owner                       Owned          Class
------------------------------------------------    ------------   ----------

Washington Bancorp Employee Stock Ownership Plan     52,601(1)         8.1
102 East Main Street
Washington, Iowa  52353

Jeffrey L. Gendell                                   65,400           10.0
200 Park Avenue, Suite 3900
New York, New York 10166

Directors and executive officers of the Company     118,357(3)        17.9
 and the Bank, as a group (10 persons)
______________

(1)   The amount reported represents shares held by the Employee Stock
      Ownership Plan ("ESOP"), none of which have been allocated to accounts of participants. First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) As reported on Schedule 13-D/A dated August 7, 1997 filed on behalf of Jeffrey L. Gendell, Tontine Financial Partners, L.P., and Tontine
      Management, L.L.C. in which Mr. Gendell individually as managing member of Tontine Management, L.L.C., Tontine Management, L.L.C. as general partner of Tontine Financial Partners, L.P. and Tontine Financial
      Partners, L.P. claim shared voting and dispositive power in regards to 65,400 shares held by Tontine Financial Partners, L.P.

(3) Includes shares held directly, as well as in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.


                PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.


                                                                  Shares of
                                                                 Common Stock
                                                                 Beneficially
                                                                  Owned at      Percent
                                              Director  Term to  September 5,     of
  Name              Age    Position(s) Held   Since(1)  Expire     1997(2)       Class
-----------------   ---    ----------------   --------  -------  ------------  --------
                                   NOMINEES

Myron L. Graber      49    Director            1992     2000        9,686         1.5
Rick R. Hofer        49    Chairman of the     1988     2000        9,691         1.5
                            Board
Stan Carlson         40    President, Chief    1993     2000       31,030         4.7
                            Executive Officer
                            and Director

                            DIRECTORS CONTINUING IN OFFICE

James D. Gorham      59    Director            1991     1998        2,191          *
Mary Levy            43    Director            1993     1998        8,691         1.3
Richard L. Weeks     75    Director            1978     1999       18,691         2.9
J. Richard Wiley     61    Director            1978     1999        4,691          *
--------------

*    Less than 1%.
(1)  Includes service as a director of the Bank.
(2) Includes shares held directly, as well as, in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.



      The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     Myron L. Graber is President of Graber Home Improvement, Inc., a building materials supply company in Washington, Iowa. Mr. Graber is also a member of Habitat for Humanity, Washington Concert Association, Optimist Club and Washington Mennonite Church.

     Rick R. Hofer has been the personnel and credit manager of Sitler Electric Supply in Washington, Iowa since 1993. Prior to that time, he was the manager of Spurgeon's Department Store for 20 years. Mr. Hofer is also a member of Noon Kiwanis and St. James Church.

     Stan Carlson is the President and Chief Executive Officer of Washington
and the Bank.   He was elected President and Chief Executive Officer of the
Bank in 1993 and of the Company upon its formation in 1995. Prior to 1993, he was a Vice President of Northwoods State Bank. Mr. Carlson is also a member of Optimists Club, a past president of Washington Athletic Booster Club, a past president of the Rotary Club and a member of Immanuel Lutheran Church.

     James D. Gorham is a District Agent for Northwestern Mutual Life Insurance Co. in Washington, Iowa. Mr. Gorham is the President of the Washington Economic Development Group and also a member of Rotary, Sierra Club, Nature Conservatory and Washington County Historical Society.

     Mary Levy is treasurer and co-owner of Mose Levy Co., Inc., a steel distributor in Washington, Iowa. Mrs. Levy is also a member of Washington County Historical Society, American Cancer Society, Iowa Natural Heritage Foundation, and YWCA/YMCA.

     Richard L. Weeks is President and Owner of Sitler Electric Supply, Inc., an electrical wholesaler and operator of two lighting showrooms in Washington and Marion, Iowa. Mr. Weeks is also a member of Noon Kiwanis, Methodist Church, Country Club, YMCA, Masonic Lodge, Shriners, Washington County I-Club, and the Athletic Club of Iowa City.

     J. Richard Wiley is currently the owner of Wiley Computers, a computer retailer in Washington, Iowa. Prior to founding Wiley Computers, Mr. Wiley was the manager of Apex Computer Systems in Iowa City, Iowa, the owner of Wiley's Mere Farm, a family farm corporation and Iowa Computer Solutions, Inc., a computer retailer in Washington, Iowa. Mr. Wiley is also a member of United Presbyterian Church, Farm Bureau, and Marion Chamber of Commerce.


Board of Directors' Meetings and Committees

     Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Board of Directors of the Company held 6 meetings during the year ended June 30, 1997. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he or she served during the year.

     The Board of Directors of the Company has the same standing committees as the Bank. None of the Company-level committees met during fiscal year 1997.

     Board and Committee Meetings of the Bank. Meetings of the Bank's Board of Directors are held on a monthly basis. The Board of Directors met 13 times during the fiscal year ended June 30, 1997. During fiscal 1997, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings or the total number of meetings held by the committees of the Board of Directors on which he served. The principal committees of the Board of Directors of the Bank are Audit, Compensation, Planning, Investment and Loan Committees.

     The Audit Committee is comprised of Directors Graber and Weeks. The Audit Committee is responsible for selecting the independent accountants and meeting with the independent accountants to outline the scope and review the results of the annual audit. The Audit Committee met one time during fiscal year 1997. The Audit Committee also performs periodic cash audits, in addition to reviewing loan files and appraisers for the Bank.

     The Compensation Committee is comprised of Directors Gorham and Levy. The Compensation Committee is responsible for continual review of the performance of the management group consisting of the President/Chief Executive Officer, the Vice Presidents and the Controller. It also sets levels of compensation for all employees. The Compensation Committee met three times in fiscal year 1997.

     The Planning Committee is comprised of Directors Wiley and Graber. The Planning Committee approves the budget and strategic plan. The Planning Committee met two times in fiscal year 1997.

     The Investment Committee is comprised of Directors Weeks and Gorham.
The investment committee functions as the asset/liability committee and monitors the Bank's interest rate spread and interest rate risk. The investment committee also makes recommendations on purchases and sales, and sets the interest rates to be paid on deposits. The Investment Committee met 39 times in fiscal 1997.

     The Loan Committee is comprised of Directors Gorham, Levy, Hofer, and Wiley. The Loan Committee approves all real estate loans and ratifies all consumer and commercial loans as well as home equity and home improvement loans. They also set the interest rates charged on loans. The Loan Committee met 36 times in fiscal year 1997.

     The Boards of Directors of the Company and the Bank have no standing nominating committees. The full Boards of Directors act as nominating committees. While the Boards will consider nominees recommended by others, the Boards have not actively solicited nominations nor established any procedures for this purpose.

Director Compensation

     Cash Compensation of the Company. During fiscal 1997, the Board of Directors of the Company were not paid for their service in such capacity.

     Cash Compensation of the Bank.    Each member of the Board of Directors
of the Bank receives $500 for each monthly and one annual meeting of the Board attended. There are no fees paid for service on any Board committee.

     Stock Benefit Plans.   Each non-employee member of the Board of
Directors of the Company received a one time award of an option to purchase 2,818 shares pursuant to the Stock Option Plan and a restricted stock award of 1,127 shares under the RRP.

Executive Compensation

     The Company has not paid any compensation to its executive officers
since its formation.   The Company does not presently anticipate paying any
compensation to such persons.

     The following table sets forth the compensation paid or accrued by Washington Federal for services rendered by the Chief Executive Officer. No executive officer of the Bank made in excess of $100,000 during fiscal 1997.


                            SUMMARY COMPENSATION TABLE
                                                               Long-Term
                                                              Compensation
                                                          --------------------
                                   Annual Compensation           Awards
                                 ----------------------   --------------------
                                                          Restricted
                                                            Stock     Options/   All Other
                                       Salary(1) Bonus    Award(s)     SARs   Compensation
Name and Principal Position      Year     ($)     ($)        ($)       (#)        ($)
---------------------------      ----  -------- -------   ---------- --------- ------------

Stan Carlson, President, Chief   1997  $76,500   $2,197     $69,870    16,437        ---
 Executive Officer and Director  1996  $60,000   $8,121         ---       ---        ---
                                 1995  $59,543   $6,000         ---       ---     $2,865(2)

(1)     Includes director fees.
(2) Includes the Company's contribution to its profit-sharing plan on behalf of Mr. Carlson.

     No stock appreciation rights or limited stock appreciation rights were granted to the named executive officer under the Company's Stock Option and Incentive Plan or the Recognition and Retention Plan. The following table sets forth certain information concerning the grant of stock options pursuant to the Company's Stock Option and Incentive Plan to the named officer during the fiscal year ended June 30, 1997.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants
                  ---------------------------------------------  Potential Realizable
                   Number of                                      Value at Assumed
                    Shares    % of Total                         Annual Rates of Stock
                  Underlying  Options/SARs  Exercise              Price Appreciation
                   Options/   Granted to     or Base                for Option Term
                     SARs     Employees in    Price  Expiration  ---------------------
                  Granted #   Fiscal Year    ($/Sh)      Date      5% ($)     10% ($)
                  ---------- ------------  --------- ----------  ---------   ---------

Stan Carlson        16,437       31.2%      $11.25     10/15/06   $116,293    $294,709



     The following table sets forth certain information concerning the number and value of in-the-money (when the fair market value of the common stock exceeds the exercise price of the option) stock options at June 30, 1997 held by the named executive officer and stock options exercised during fiscal 1997.


          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                   OPTION/SAR VALUES
                                                                           Value of
                                               Number of                 Unexercised
                                              Unexercised                In-the-Money
                    Shares                  Options/SARs at             Options/SARs at
                   Acquired     Value          FY-End (#)                 FY-End ($)
                  on Exercise Realized  ------------------------- -------------------------
    Name             (#)         ($)    Exercisable Unexercisable Exercisable Unexercisable
----------------- ----------- --------  ----------- ------------- ----------- -------------

Stan Carlson         ---  $---         ---         16,437       $---         $61,639

__________

(1) The value of options held is based upon the average of the high and low sales price of the Company's common stock of $15.00 per share as quoted on the National Daily Quotation Service by the National Quotation Bureau on June 25, 1997, the last day on which the Company's common stock traded in fiscal 1997, less the respective exercise price.

     Employment Agreement. During 1995, Washington Federal entered into an employment agreement with President Stan Carlson. The agreement is for a term of three years and has a base salary of $60,000. The agreement is terminable by Washington Federal for just cause, defined in the agreement as personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease and desist order, or material breach of any provision of the employment agreement. Any request by a bank regulator that President Stan Carlson be removed shall also be deemed just cause. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If Washington Federal terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement.

     The agreement provides that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Company or Washington Federal, the employee will be paid a lump sum equal to approximately three times the employee's annual "base" salary. If a lump sum payment had been made as of June 30, 1997, Mr. Carlson would have received a payment of approximately $192,500. The agreement may be renewed annually if the Board of Directors determines that the executive has met its requirements and standards.

Benefit Plans

     Employee Stock Ownership Plan. Washington has established an employee stock ownership plan (the "ESOP") for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with Washington or its subsidiaries and have attained the age of 21.

     The ESOP is funded by contributions made by Washington in cash or its common stock. Benefits may be paid either in shares of common stock or in cash. Washington Federal anticipates contributing approximately $45,600 annually to the ESOP to meet principal obligations under the ESOP loan, as proposed, and an additional amount for accrued interest on the loan. It is anticipated that all such contributions shall be tax-deductible.

     Contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of total compensation, excluding bonuses. All participants must be employed at least 1,000 hours in a plan year and be employed on the last day of the plan year in order to receive an allocation. Participant benefits become 100% vested after seven years of service. Employment prior to the adoption of the ESOP shall count toward vesting. Vesting will be accelerated upon retirement, death, disability, change of control of the Company, or termination of the ESOP. Forfeitures will be reallocated to participants on the same basis as other contributions in the plan year. Benefits may be payable in the form of a lump sum upon retirement, death, disability or separation from service. Washington's contributions to the ESOP are discretionary and may cause a reduction in other forms of compensation. Therefore, benefits payable under the ESOP cannot be estimated.

     The Board of Directors has appointed Directors Gorham and Levy to the Compensation Committee to administer the ESOP. The Board of Directors or the Compensation Committee may instruct the ESOP Trustee regarding investments of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustee, subject to the Trustee's fiduciary duties.

Certain Transactions

     Washington, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Such loans (1) have been made in the ordinary course of business, (2) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with Washington's other customers, and (3) do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by Washington to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of Washington. Loans to officers and directors of Washington and their affiliates, amounted to approximately $602,000 or 5.68% of Washington's stockholders' equity at June 30, 1997.

             PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

     At the Annual Meeting of Stockholders, the stockholders will consider and vote on the ratification of the appointment of McGladrey & Pullen, LLP ("M&P") as the Company's independent auditors for the Company's fiscal year ending June 30, 1998.

     The Board of Directors of the Company has heretofore renewed the Company's arrangement for M&P to be the Company's auditors for the fiscal year ending June 30, 1998, subject to ratification by the Company's stockholders. Representatives of M&P are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
THE
RATIFICATION OF THE APPOINTMENT OF M&P AS THE COMPANY'S AUDITORS
FOR THE
FISCAL YEAR ENDING JUNE 30, 1998.


                            STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 102 East Main Street, Washington, Iowa 52353, no later than May 16, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Washington, Iowa
September 15, 1997


  X  PLEASE MARK VOTES
---- AS IN THIS EXAMPLE

                                  REVOCABLE PROXY
                                WASHINGTON BANCORP

        ANNUAL MEETING OF STOCKHOLDERS          I.   The election of the following
             OCTOBER 15, 1997                        directors for the terms specified:

   The undersigned hereby appoints the Board                                               FOR       WITHHELD
of Directors of Washington Bancorp (the
"Company"), and its survivor, with full              MYRON L. GRABER (3-year term)         ---
---
power of substitution, to act as attorneys
and proxies for the undersigned to vote all          RICK R. HOFER (3-year term)           ---         ---
shares of common stock of the Company which
the undersigned is entitled to vote at the           STAN CARLSON (3-year term)            ---         ---
Annual Meeting of Stockholders (the
"Meeting"), to be held on Wednesday, October
15, 1997 at the Company's main office, located
at 102 East Main Street, Washington, Iowa, at
4:30 P.M. local time, and at any and all
adjournments thereof, as follows:
                                                                                    FOR   ABSTAIN   AGAINST
                                              II.  The ratification of the          ---      ---      ---
                                                   appointment of McGladrey & Pullen,
                                                   LLP, independent auditors for
                                                   the Company for the fiscal year
                                                   ending June 30, 1998

                                                In their discretion, the proxies are authorized to vote on any other business that may properly come before
                                                the Meeting or any adjournment thereof.

                                                The Board of Directors recommends a vote "FOR" the listed
                                                proposals.

  Please be sure to sign and   Date             THIS PROXY WILL BE VOTED AS DIRECTED,
BUT IF NO INSTRUCTIONS
  and date this Proxy in the                    ARE SPECIFIED, THIS PROXY WILL BE VOTED
FOR THE PROPOSALS
  box below.                   -------------    STATED.  IF ANY OTHER BUSINESS IS PRESENTED
AT SUCH MEETING,
                                                THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS
PROXY
                                                IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE
BOARD
--------------------------------------------    OF DIRECTORS KNOWS OF NO OTHER BUSINESS
TO BE PRESENTED AT
 Stockholder sign above   Co-holder (if any)    THE MEETING.
                          sign above


--------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.

                               WASHINGTON BANCORP
--------------------------------------------------------------------------------

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).  If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997.


                                  PLEASE ACT PROMPTLY
                          SIGN, DATE & MAIL YOUR PROXY CARD TODAY
-------------------------------------------------------------------------------